                                                                   Exhibit 23.21

                                   [LETTERHEAD]

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Apartment Investment and Management Company (AIMCO) for the registration of shares of its Class A Common Stock and to the incorporation by reference therein of our reports dated, as listed in Appendix 1, with respect to the audits of the Partnerships listed in Appendix 1 for the years ended December 31, 1995 and 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.


/S/ ROBERT ERCOLINI & COMPANY LLP


Boston, Massachusetts
September 22, 1997

                                      APPENDIX 1



Year Ended December 31, 1995


PARTNERSHIP                                                  REPORT DATE
-----------                                               ------------------

2900 Van Ness Associates                                  March 1, 1996
7400 Roosevelt Investors                                  February 20, 1996
Ivanhoe Associates Limited Partnership and Monroeville    February 23, 1996
 Development Corporation
Ridge Carlton Associates Limited Partnership and          February 27, 1996
 Norco Associates
Norco Associates                                          February 27, 1996
Scotch Associates Limited Partnership and                 February 27, 1996
 Scotch Lane Associates
Scotch Lane Associates                                    February 27, 1996
Standart Woods Associates Limited Partnership             February 17, 1996


Year Ended December 31, 1996


PARTNERSHIP                                                  REPORT DATE
-----------                                               ------------------

2900 Van Ness Associates                                  February 12, 1997
7400 Roosevelt Investors                                  February 7, 1997
Fairfax Associates Limited Partnership                    March 3, 1997
Ivanhoe Associates Limited Partnership and Monroeville    February 3, 1997
 Development Corporation                                   (except as to Note 5,
                                                           which is as of March
                                                           17, 1997)
Ridge Carlton Associates Limited Partnership and         January 28, 1997
 Norco Associates
Norco Associates                                         January 28, 1997
River Loft Associates Limited Partnership and            February 4, 1997
 River Loft Apartments Limited Partnership
River Loft Apartments Limited Partnership                February 4, 1997
Scotch Associates Limited Partnership and                January 31, 1997
 Scotch Lane Associates
Scotch Lane Associates                                   January 31, 1997
Standart Woods Associates Limited Partnership            February 18, 1997
Wyntre Brooke Associates                                 February 10, 1997